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                                                                      EXHIBIT 23

                                                          [ARTHUR ANDERSEN LOGO]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-32453.



ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 10, 2000